United States
Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSRS
Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
225 East Mason Street, Suite 802
Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Semiannual Report

June 30, 2015

Top Ten Holdings (as of June 30, 2015)

Company	Market Value	Percentage of Portfolio

Berkshire Hathaway Inc.	$2,313,870	8.3%

Franklin Resources, Inc.	$2,206,350	7.9%

Stryker Corp.	$1,576,905	5.6%

Markel Corp.	$1,501,275	5.4%

Paychex, Inc.	$1,476,720	5.3%

Illinois Tool Works Inc.	$1,422,745	5.1%

Sigma-Aldrich Corp.	$1,393,500	5.0%

The Chubb Corporation	$1,331,960	4.8%

Automatic Data Processing, Inc.	$1,283,680	4.6%

T. Rowe Price Group Inc.	$1,204,815	4.3%

Fellow Shareholders,

For the first six months of 2015, our Fund was down 0.2% while the S&P 500 was up 1.2%.  However, the Fund started July on a high note.  ACE Ltd. announced a deal to buy Chubb Corporation in a cash-and-stock deal at a price near $125.  At the time of announcement Chubb was trading near $95.   As noted on the inside front cover, Chubb was nearly a 5% position.  While we are happy with the 30% premium, we are sad to see one of our terrific portfolio companies absorbed.

Great companies, like those in the Fund’s portfolio, are treasured by investors and envied by competitors.   This explains why two of the Fund’s 20 portfolio companies are in the process of being acquired by their competitors (Sigma-Aldrich Corp. and Chubb Corp.).  The competition envies the brands and business positions of the two companies; rather than invest billions of dollars to try to recreate those advantages, Merck KGaA and Ace Ltd., respectively, decided to buy them directly.  It is another benefit of owning exceptional businesses.

We have been pleased with the operating performance of our portfolio companies.  Not only were they excellent businesses when we purchased them, the companies have maintained or improved their positions since we acquired shares.  To each company in the portfolio we pay the ultimate compliment--- we would invest in it today, had we not already done so!

Recently there have been tremors in the market related to China and Greece.  For short-term traders, these events may be incredibly important.  For long-term investors, neither event is likely to create an issue.  The Fund’s portfolio has virtually no exposure to Greece’s economy nor Greek debt; hiccups which may arise due to China’s stock market fluctuations are unlikely to affect any Fund portfolio company in a significant way.  Despite many newspaper columns and lots of television time devoted to each, neither impacts the long-term investment merits of our Fund’s companies.

Along with solving a number of problems, technology has been terrific at creating distractions.  Universal adoption of internet-connected smartphones, in addition to networks like Facebook and Twitter, help connect people; however that interconnection also works to distribute unnecessary, and often inaccurate, information.  Investors are inundated with more uninformed opinions than ever before, with many pundits encouraging short-term behavior.   One professional on a network can predict a collapse in a market as the next professional predicts a boom.  It often leads us to ask: what is their profession?  Predictions like these are worthless, since they provide no insight while at the same time encouraging harmful behavior.   All predictions of short-term stock market prices are guesses.  Investing involves tuning out the uninformed background noise so that you can focus on the long-term metrics of a business.  With that mindset, we are very confident in the Fund’s portfolio.

As always, we love hearing from our shareholders.   However, we won’t comment on any undisclosed purchases or sales that the Fund has made or is considering.  With that caveat in mind, please feel free to contact us.

Luke E. Sims	David C. Sims
E-mail: luke@simscapital.com	E-mail: dave@simscapital.com
414/755-6790	414/765-1107

July 10, 2015

Eagle Capital Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2015 (unaudited)

Assets

Common stock--at market value (cost $13,910,162)	$24,050,440
Money market funds	3,966,467
Dividends and other receivables	51,053
Prepaid fees	14,162
		$28,082,122
Liabilities

Accounts payable	$98
Investment advisor fee payable	19,291
Accrued expenses	5,500
		$24,889

Total net assets		$28,057,233

Shareholders' Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 3,125,124 shares	$3,125
Paid-in capital	17,312,453
Undistributed net investment income	80,516
Undistributed capital gains	520,861
Unrealized appreciation on investments	10,140,278

Shareholders' equity		$28,057,233

Net asset value per share		$8.98

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2015 (unaudited)

Investment Income

Dividends	$257,480
Interest	122
Total investment income		$257,602

Expenses

Advisory fees	$105,727
Legal fees	1,698
Insurance	6,492
Transfer agent	28,810
Directors’ fees and expenses	32,000
Custodian fees	1,875
Listing fee	7,439
Other fees and expenses	13,107
Total expenses		$197,148

Net investment income			$60,454

Realized Gain and Unrealized Appreciation/(Depreciation) on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$3,953,566
Less: cost of investment securities sold	3,432,705
Net realized gain on investments		$520,861

Unrealized (depreciation) on investments:
Unrealized appreciation at end of period	$10,140,278
Less: unrealized appreciation at beginning of period	10,778,724
Net change in unrealized appreciation on investments		$(638,446)
Net realized gain and unrealized depreciation on investments			$(117,585)

Net decrease from operations			$(57,131)

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2014	Six Months Ended June 30, 2015
From Operations:		(unaudited)

Net investment income	$76,807	$60,454
Net realized gain on investments	1,097,440	520,861
Net change in unrealized appreciation on investments	931,870	(638,446)

Net increase/(decrease) from operations	$2,106,117	$(57,131)

Distributions to Shareholders from:

Net investment income	(58,856)	--
Net realized gain from investment transactions	(1,097,439)	--

Total distributions	$(1,156,295)	--

From Capital Stock Transactions:

Dividend reinvestment	--	--
Cash purchases
Net increase from capital stock transactions	--	--
Increase in net assets	--	--

Total Net Assets:

Beginning of year	$27,164,544	$28,114,364
End of period (including undistributed net investment income of $20,062 and $80,516)	$28,114,364	$28,057,233

Shares:
Shares issued to shareholders under the Dividend	--	--
Reinvestment and Cash Purchase Plan

Shares at beginning of year	3,125,124	3,125,124
Shares at end of period	3,125,124	3,125,124

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the periods ended December 31:	2010	2011	2012	2013	2014	2015
						(six months)
						(unaudited)
Net asset value at beginning of year	$7.06	$7.81	$7.12	$7.61	$8.69	$9.00

Net investment income	$0.08	$0.09	$0.06	$0.03	$0.02	$0.02
Net realized gain and unrealized appreciation (loss) on investments	$0.95	$0.27	$0.79	$2.07	$0.66	$(0.04)

Total from investment operations	$1.03	$0.36	$0.85	$2.10	$0.68	$(0.02)

Distribution from:
Net investment income	$(0.08)	$(0.09)	$(0.03)	$(0.07)	$(0.02)	$-
Realized gains	$(0.20)	$(0.96)	$(0.33)	$(0.95)	$(0.35)	$-
Total distributions	$(0.28)	$(1.05)	$(0.36)	$(1.02)	$(0.37)	$-

Net asset value at end of period	$7.81	$7.12	$7.61	$8.69	$9.00	$8.98

Per share market price, end of period last traded price (A)	$6.62	$7.00	$7.10	$8.19	$8.70	$7.80

Total Investment Return (B):

Based on market value:
1 Year	8%	21%	7%	30%	11%	3%
5 Year	1%	4%	3%	18%	15%	15%
10 Year	2%	4%	4%	7%	8%	6%
From inception	8%	8%	8%	9%	9%	9%

Based on net asset value
1 Year	15%	5%	12%	28%	8%	6%
5 Year	3%	1%	4%	17%	13%	14%
10 Year	2%	3%	6%	7%	7%	7%
From inception	9%	8%	9%	9%	9%	9%
Net assets, end of year (000s omitted)	$23,232	$22,237	$23,796	$27,164	$28,114	$28,057
Ratios to average net assets (annualized):

Ratio of expenses to average net assets	1.52%	1.42%	1.43%	1.37%	1.40%	1.40%
Ratio of net investment income to average net assets	1.09%	1.16%	0.83%	0.34%	0.27%	0.43%

Portfolio turnover (annualized)	62%	25%	22%	44%	6%	21%
Average commission paid per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

(A)	If there was no sale on the valuation date, the bid price for each such date is shown.

(B)	Sims Capital Management LLC became the investment advisor to the Fund on June 1, 2007.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2015) (unaudited)

Common Stock (85.8% of total investments)			LEVEL ONE
Industry	Shares	Cost	Market Value	% of Total Investments
Bank
Wells Fargo & Company	15,000	$597,750	$843,600
			$843,600	(3.0%)
Consumer
The Coca-Cola Company	28,000	1,058,939	1,098,440
Colgate-Palmolive Co.	12,000	72,938	784,920
PepsiCo, Inc.	10,000	168,296	933,400
			$2,816,760	(10.1%)
Data Processing
Automatic Data Processing, Inc.	16,000	490,404	1,283,680
Paychex, Inc.	31,500	853,258	1,476,720
			$2,760,400	(9.9%)
Drug/Medical Device
Abbott Laboratories Inc.	7,500	175,588	368,100
Johnson & Johnson	4,000	45,500	389,840
Stryker Corp.	16,500	72,531	1,576,905
			$2,334,845	(8.3%)
Industrial
Deere & Company	10,000	823,547	970,500
Emerson Electric Co.	18,000	810,169	997,740
Illinois Tool Works Inc.	15,500	710,498	1,422,745
Sigma-Aldrich Corp.	10,000	473,699	1,393,500
Waters Corp.*	6,000	302,341	770,280
			$5,554,765	(19.8%)
Insurance
AFLAC Corp.	19,000	1,018,259	1,181,800
Berkshire Hathaway Inc.*	17,000	1,303,475	2,313,870
The Chubb Corporation	14,000	752,716	1,331,960
Markel Corp.*	1,875	1,199,077	1,501,275
			$6,328,905	(22.6%)
Mutual Fund Managers
Franklin Resources, Inc.	45,000	1,884,631	2,206,350
T. Rowe Price Group Inc.	15,500	1,096,545	1,204,815
			$3,411,165	(12.2%)

Total common stock investments			$24,050,440

Money Market Funds (14.2% of total investments)			LEVEL ONE
			Market Value	% of Total Investments
Federated Government Oblig. #5 Inst., 0.00%			$3,966,467
			$3,966,467	(14.2%)

Total investments			$28,016,907
All other assets			65,215
Accrued investment advisory fees			(19,291)
All other liabilities			(5,598)

Total net assets			$28,057,233

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the Notes to the Financial Statements:

Dividends and distributions—Distributions to shareholders from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually.

Investments— Investments in equity securities are valued at the closing market price (as of the close of regular trading on the New York Stock Exchange) on the applicable valuation date.  If no such closing market price is available on the valuation date, the Fund uses the then most recent closing market price.

In the unlikely event that there is no current or recent closing market price for a portfolio security (whether equity or debt) traded in the over-the-counter market, then the Fund uses the most recent closing bid price.  If there is no closing bid price for a portfolio security for a period of ten (10) consecutive trading days, then the Fund’s Audit Committee or other appropriate committee shall determine the value of such illiquid security.

The Fund uses the amortized cost method to determine the carrying value of short-term debt obligations.  Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost, which approximates fair value.  Any discount or premium is amortized from the date of acquisition to maturity.

Investment security purchases and sales are accounted for on a trade date basis.  Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund.  The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of portfolio investments as of June 30, 2015:

Gross unrealized appreciation	$10,140,278
Gross unrealized depreciation	--
Net unrealized appreciation	$10,140,278
Federal income tax basis	$13,910,162
Total common stock investments	$24,050,440

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services.  The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs.  As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense.  The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year.  Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

(3)	Certain Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million.  The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million.  Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor.  Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors.  Luke E. Sims, a Director, President and Chief Executive Officer of the Fund and owner of more than five percent of the Fund's outstanding shares, owns 50% of SCM.   David C. Sims, a Director, Chief Financial Officer, Chief Compliance Officer and Secretary of the Fund and the son of Luke E. Sims, owns the remaining 50% of SCM.

Custodian— Bank of America Corporation serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, Bank of America receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee.

Transfer Agent— American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent.   AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan.

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“DRIP”) which allows shareholders to reinvest cash dividends and make cash contributions.  Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants.  Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market.  A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the six-month period ended June 30, 2015 were $2,990,356 and $3,953,566, respectively.

(6)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented.  Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.  The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price, if no shares traded on the last trading day of the period.  In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price.  Therefore, actual returns may differ from the amounts shown.

2015 Annual Shareholder Meeting

The Fund’s 2015 annual meeting of shareholders (“Annual Meeting”) was held on April 16, 2015, for the following purposes:

1.	To elect three (3) Directors to the Board.

2.	To ratify the selection of Plante & Moran, PLLC as the independent registered public accountants of the Fund for the calendar year ending December 31, 2015.

The following directors were elected under Proposal 1: Carl A. Holth, Peggy L. Schmeltz, and David C. Sims.  Under Proposal 2, shareholders ratified the selection of Plante & Moran, PLLC as the Fund’s independent registered public accountants for the 2015 calendar year.

Tabulation Report
Proposal 1 – Election of Directors

	For	Withheld
Carl A. Holth	1,819,245	120,369
Peggy L. Schmeltz	1,817,583	122,031
David C. Sims	1,691,040	248,574

Proposal 2 –  Selection of Plante & Moran, PLLC

For	Against	Abstain	Withheld
1,829,244	20,051	93,200	0

Total shares issued and outstanding on record date: 3,125,124

Compensation.

The following table sets forth the aggregate compensation paid to all Fund directors for the six-month period ended June 30, 2015.  Directors who are not “interested persons” of the Fund receive an annual retainer of $10,000 a year, paid in equal quarterly installments.  Directors who are “interested persons” of the Fund are not entitled to receive directors’ fees.  Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

Luke E. Sims and David C. Sims, who are deemed to be “interested persons” of the Fund, are not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund.  Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, and Secretary.  Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $105,727 by the Fund in 2015.  SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares.  David C. Sims, the Fund’s Chief Financial Officer, Chief Compliance Officer, Secretary and a Director of the Fund, owns the remaining 50% of SCM.

The Fund is not part of a family of investment companies.

Directors who are “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Luke E. Sims,
Director, President,
CEO	None	None	None	None

David C. Sims,
Director, Treasurer
CFO, CCO, Secretary	None	None	None	None

Directors who are not “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Robert M. Bilkie, Jr.,
Director	$5,000	None	None	$5,000

Phillip J. Hanrahan
Director	$6,000	None	None	$6,000

Carl A. Holth,
Director	$6,000	None	None	$6,000

Peggy L. Schmeltz,
Director	$5,000	None	None	$5,000

Donald G. Tyler,
Director	$6,000	None	None	$6,000

Neal F. Zalenko,
Director	$6,000	None	None	$6,000

Board of Directors

Robert M. Bilkie, Jr.	Carl A. Holth	Phillip J. Hanrahan
Chairman of the Board	Director	Director
Southfield, MI	Clinton Twp., MI	Whitefish Bay, WI

Peggy L. Schmeltz	Luke E. Sims	David C. Sims
Director	President & Chief Executive Officer	CFO, CCO, Sec.
Bowling Green, OH	Milwaukee, WI	Milwaukee, WI

Donald G. Tyler	Neal F. Zalenko
Director	Director
Shorewood, WI	Birmingham, MI

Shareholder Information

Trading.   Fund shares trade under the symbol GRF on the NYSE MKT.

Fund Stock Repurchases.   The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan.   By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions.   A copy of the plan is included earlier in the Annual Report.

Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Dividend Checks/Stock Certificates/Address Changes/Etc.   If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Proxy Voting.   The Fund typically votes by proxy the shares of portfolio companies.   If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, 2015, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2015).   We collect nonpublic personal information about you from the following sources:  (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others.   We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows.   We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.   If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice.   We restrict access to your personal and account information to those employees who need to know that information to provide services to you.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.  In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q.   You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.  The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement.  At its December 1, 2014 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Director Luke E. Sims abstaining).  The Board was pleased that, over SCM’s tenure, the Fund had outperformed the S&P 500 Index (total return basis).  The Board reviewed other factors in determining to retain SCM as investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship with the Fund), the economies of scale that may be realized as the Fund grows, whether fee level reflects the economies of scale for the benefit of Fund investors, the investment philosophy of SCM, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors.  Overall, the Board remained satisfied with the nature, extent and quality of services provided by SCM.

Electronic Distribution of Shareholder Reports and Other Communications.   If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com.  By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries.   If you have a question or comment on any matter not addressed above, please contact the Fund (Eagle Capital Growth Fund, Inc.) at 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.	CODE OF ETHICS

The Fund has adopted a Code of Ethics that applies to the Fund’s principal executive officer, principal financial officer, and others performing similar duties. A copy of the Code of Ethics is not required for the semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required for the semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required for the semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required for the semi-annual report.

ITEM 6.	INVESTMENTS

The Fund’s investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES

Not required for the semi-annual report.

ITEM 8.	INVESTMENTS

(a)	Not required for the semi-annual report.

(b)	There have been no changes to the Fund’s Portfolio Managers.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Fund’s principal executive office and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) within 90 days of this filing and have concluded, based on such evaluation, that the Fund’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the Fund in this Form N-CSRS was recorded, organized, and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes to the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Fund’s second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

(A)(1) Not applicable.

(A)(2)(i) Certification of principal executive officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(A)(2)(ii) Certification of principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.2.

(A)(2)(iii) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the sarbanes-oxley act of 2002, — attached hereto as Exhibit 99.906 CERT .